UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1. Reports to Stockholders

Annual report
Closed-end fund
Delaware Enhanced Global Dividend and Income Fund
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 6.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 6.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.
Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.
The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.
A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

Portfolio management review (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
December 8, 2020
Performance preview (for the year ended November 30, 2020)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+3.97%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+3.35%
Lipper Closed-end Global Funds Average @ market price	1-year return	+4.46%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+11.16%
Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in the Fund's distribution rate.
For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.
For the fiscal year ended November 30, 2020, Delaware Enhanced Global Dividend and Income Fund returned +3.35% at NAV and +3.97% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.
Economic backdrop
The fiscal year began with optimism, as the consensus view expected a midcycle bounce in growth to be the dominant theme for at least the first two months of 2020.
That optimism quickly faded when a dangerous coronavirus, or COVID-19, emerged in China in mid-January and it became increasingly clear through February and March that the virus would not be contained, as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets as equity prices fell heavily amid a flight to quality, particularly in US Treasurys and the US dollar, and a scramble for liquidity.
Contrasting themes marked the latter half of the fiscal year, as equities recovered and pushed toward all-time highs despite virus cases increasing in the United States as well as in Europe and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, the election of Joe Biden as US president, and the prospect for a vaccine for the virus.
V-shaped market performance for the period
The onset of COVID-19 sparked a sharp drawdown for equities in the first calendar quarter of 2020, hurting US large-cap value and international developed market stocks. Specifically, exposure to energy and real estate equities detracted from the Fund’s performance. The energy sector declined for the 12-month period, owing to the oil supply war between Russia and the Organization of the Petroleum Exporting Countries Plus (OPEC+) and waning demand on the back of COVID-19. The virus led many countries to enact social distancing and stay-at-home orders, resulting in a drop in consumer spending and general economic activity. Real estate was hurt as a result, with the cyclical real estate investment trust (REIT)
sectors such as hotels and retail down sharply. Although the stock market rebounded strongly through the second half of the fiscal year, both energy and real estate equities lagged the market recovery as fundamentals for both spaces remained uncertain, especially with no clear guidance on the path to normalization for the economy.
High yield bonds fared well for the 12-month period and contributed to the Fund’s performance. The US Federal Reserve ramped up its asset purchases, including high yield bonds, which supported the high yield space during the downturn in March. The Fed signaled that monetary policy would likely remain very accommodative for years to come. The US high yield market rebounded through the latter half of the fiscal year on the combination of strong inflows, optimism around an economic relief package, and stronger-than-expected second-quarter earnings, laying the foundation for positive sentiment. As a result, the Fund’s exposure to industrial high yield bonds contributed to performance when many of the cyclical, or economically sensitive, sectors gained on hopes for an economic recovery as government-imposed lockdowns globally were being lifted.
Individual contributors and detractors
Within the Fund’s US large-cap value equity subportfolio, semiconductor and software provider Broadcom Inc. and general merchandise retailer Target Corp. contributed to the Fund’s performance. In contrast, energy exploration and production (E&P) company Occidental Petroleum Corp. (no longer held in the Fund) delivered weak results on falling energy demand and rising oil supply in the first quarter. Diversified financial services provider Wells Fargo & Co. (no longer held in the Fund) was also a notable detractor.
Portfolio positioning
We regularly invest across multiple asset classes, searching for securities that offer a competitive yield and the opportunity for dividend growth. We also prioritize managing downside risk while seeking to limit any capital losses. Our asset shifts throughout the fiscal year reflected these priorities.

Portfolio management review (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
The Fund’s largest allocation remained in high yield bonds, reflecting the income opportunity we continued to see in this asset class. The Fund’s high yield exposure rose from 40% of the portfolio a year ago to 42% as of fiscal year end. We think investors are underinvested in high yield, as we believe the reward for the risk taken is more attractive compared with other fixed income segments.
Meanwhile, we slightly increased the Fund’s exposure to international equities from 25% to 26% as of November 30, 2020. As of the date of this review, we favor international equities relative to US equities based on promising news around vaccine development supporting the reflation trade and broader economic recovery.
We moderately increased the Fund’s allocation to US large-cap value equities from 13% to 15%. This shift reflects our generally bullish view on the US stock market, which we believe may offer investors a favorable combination of yield and upside potential following a possible economic recovery in 2021.
During the fiscal year, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities, futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, and swap contracts. These derivative securities did not have a material effect on performance during the fiscal year.
The Fund’s use of leverage – a portfolio management tool designed to obtain a potentially higher return on the Fund’s investments –
magnified losses during the COVID-19 downturn, but markets recovered and the leverage helped during the market rebound. Leverage magnifies the effect of gains and losses.
Our approach
The growth outlook is unclear to us, as volatile macroeconomic factors paired with the global pandemic have escalated global economic and market uncertainties. While we think the worst of the recession is likely behind us, the path to recovery is not yet laid out.
In our view, a thoughtful active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and help us to achieve what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.
We seek to continue to deliver the potential benefits of income while actively managing risk. The Fund, therefore, seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and as a result we continue to include investment possibilities from around the globe within the Fund.

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.
Fund performance
Average annual total returns through November 30, 2020	1 year	5 year	10 year	Lifetime
At market price (inception date June 29, 2007)	+3.97%	+9.06%	+6.46%	+4.69%
At net asset value (inception date June 29, 2007)	+3.35%	+7.17%	+7.31%	+5.31%
Diversification may not protect against market risk.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.
The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.
To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.
The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.
(continues)

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.
Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.
The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.
The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.
Past performance is not a guarantee of future results.
Fund basics
As of November 30, 2020
Fund objectives	Fund start date
The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation.	June 29, 2007

Total net assets	NYSE symbol
$123.8 million	DEX
Number of holdings
299

Market price versus net asset value (see notes below and on next page)
November 30, 2019 through November 30, 2020
For period beginning November 30, 2019 through November 30, 2020	Starting value	Ending value
Delaware Enhanced Global Dividend and Income Fund @ NAV	$11.03	$10.40
Delaware Enhanced Global Dividend and Income Fund @ market price	$10.12	$ 9.60
Past performance is not a guarantee of future results.
Performance of a $10,000 investment
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Lipper Closed-end Global Funds Average @ market price	$10,000	$20,889
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$20,245
Lipper Closed-end Global Funds Average @ NAV	$10,000	$19,832
Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$18,703
The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on November 30, 2010 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV.
Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. For market price, performance shown in both graphs above does not include fees, the initial sales charge,
(continues)

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.
The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own US securities as well (source: Lipper).
Market price is the price an investor would pay for shares of the Fund on the secondary market.
NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.
Past performance is not a guarantee of future results.

Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bonds	11.11%
Brokerage	0.33%
Capital Goods	0.47%
Communications	1.65%
Consumer Cyclical	0.43%
Consumer Non-Cyclical	2.11%
Electric	0.34%
Energy	1.58%
Real Estate Investment Trusts	0.53%
Technology	3.67%
Corporate Bonds	57.08%
Automotive	2.09%
Banking	2.00%
Basic Industry	6.31%
Capital Goods	3.56%
Communications	5.49%
Consumer Cyclical	4.19%
Consumer Non-Cyclical	3.79%
Electric	0.88%
Energy	6.59%
Financials	1.76%
Healthcare	5.06%
Insurance	1.23%
Media	5.70%
REIT Hotel	0.27%
REIT Self-Storage	0.49%
Services	1.45%
Technology	1.45%
Transportation	1.17%
Utilities	3.60%
Sovereign Bonds	2.88%
Brazil	0.17%
Colombia	0.17%
Czechia	0.15%
Dominican Republic	0.13%
Honduras	0.14%
Indonesia	0.18%
Israel	0.18%
Kenya	0.17%
Mongolia	0.17%
Panama	0.06%
Paraguay	0.19%
Peru	0.31%
Security type / sector	Percentage of net assets
Philippines	0.20%
Poland	0.07%
Serbia	0.11%
Ukraine	0.20%
Uruguay	0.10%
Uzbekistan	0.18%
Supranational Bank	0.34%
Common Stock	57.96%
Communication Services	6.68%
Consumer Discretionary	6.26%
Consumer Staples	13.79%
Energy	1.17%
Financials	3.74%
Healthcare	10.94%
Industrials	7.06%
Information Technology	3.48%
Materials	2.83%
REIT Multifamily	0.79%
Utilities	1.22%
Convertible Preferred Stock	2.89%
Preferred Stock	0.55%
Exchange-Traded Funds	0.43%
Limited Partnerships	1.37%
Leveraged Non-Recourse Security	0.00%
Short-Term Investments	2.80%
Total Value of Securities	137.41%
Borrowings Under Line of Credit	(36.85%)
Liabilities Net of Receivables and Other Assets	(0.56%)
Total Net Assets	100.00%

(continues)

Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund
Country *	Percentage of net assets
Brazil	0.40%
Canada	1.44%
Chile	0.22%
Colombia	0.54%
Czechia	0.15%
Denmark	1.92%
Dominican Republic	0.13%
France	9.09%
Georgia	0.17%
Germany	4.04%
Honduras	0.14%
Indonesia	0.18%
Ireland	0.58%
Israel	0.41%
Italy	0.19%
Japan	6.45%
Kazakhstan	0.38%
Kenya	0.17%
Luxembourg	0.56%
Mexico	0.56%
Mongolia	0.17%
Morocco	0.18%
Netherlands	1.49%
Panama	0.22%
Paraguay	0.19%
Peru	0.52%
Country *	Percentage of net assets
Philippines	0.20%
Poland	0.07%
Puerto Rico	0.57%
Qatar	0.19%
Republic of Vietnam	0.43%
Serbia	0.11%
Supranational	0.34%
Sweden	2.50%
Switzerland	5.34%
Ukraine	0.20%
United Arab Emirates	0.50%
United Kingdom	5.83%
United States	86.99%
Uruguay	0.10%
Uzbekistan	0.18%
Zambia	0.57%
Total	134.61%
*	Allocation includes all investments except for short-term.
The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
November 30, 2020
	Principal amount°	Value (US $)
Convertible Bonds — 11.11%
Brokerage — 0.33%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	334,000	$ 408,816
		408,816
Capital Goods — 0.47%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	64,000	94,675
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	261,000	487,907
		582,582
Communications — 1.65%
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	432,000	431,741
InterDigital 2.00% exercise price $81.29, maturity date 6/1/24	633,000	663,623
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	459,000	467,950
Liberty Media 2.25% exercise price $33.41, maturity date 9/30/46	1,019,000	480,346
		2,043,660
Consumer Cyclical — 0.43%
Team 5.00% exercise price $21.70, maturity date 8/1/23	583,000	525,166
		525,166
Consumer Non-Cyclical — 2.11%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	416,000	434,035
Chefs' Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	328,000	309,305
	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	29,000	$ 34,554
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	343,000	322,206
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	473,000	478,617
Jazz Investments I 144A 2.00% exercise price $155.81, maturity date 6/15/26 #	264,000	314,690
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	145,000	201,097
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	595,000	515,312
		2,609,816
Electric — 0.34%
NRG Energy 2.75% exercise price $46.25, maturity date 6/1/48	391,000	424,082
		424,082
Energy — 1.58%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,000,000	758,139
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	479,000	466,917
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	741,000	726,218
		1,951,274

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
	Principal amount°	Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts — 0.53%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	661,000	$ 657,032
		657,032
Technology — 3.67%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	704,000	631,840
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	226,000	251,101
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	358,000	333,388
Microchip Technology 1.625% exercise price $94.91, maturity date 2/15/27	232,000	455,300
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	252,000	390,728
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23	355,000	441,881
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	639,000	580,719
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	519,000	499,829
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	230,000	281,175
Travere Therapeutics 2.50% exercise price $38.80, maturity date 9/15/25	435,000	412,598
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	252,000	262,249
		4,540,808
Total Convertible Bonds (cost $13,217,696)		13,743,236

	Principal amount°	Value (US $)

Corporate Bonds — 57.08%
Automotive — 2.09%
Allison Transmission 144A 5.875% 6/1/29 #	715,000	$ 798,201
Ford Motor 9.00% 4/22/25	305,000	371,037
Ford Motor Credit
3.375% 11/13/25	700,000	704,165
4.542% 8/1/26	675,000	708,750
		2,582,153
Banking — 2.00%
Banco Nacional de Panama 144A 2.50% 8/11/30 #	200,000	199,750
Bank of Georgia 144A 6.00% 7/26/23 #	200,000	214,540
Morgan Stanley 5.875% μ, ψ	920,000	1,024,650
Natwest Group 8.625% μ, ψ	315,000	328,413
Popular 6.125% 9/14/23	655,000	708,150
		2,475,503
Basic Industry — 6.31%
Avient 144A 5.75% 5/15/25 #	188,000	201,160
Boise Cascade 144A 4.875% 7/1/30 #	18,000	19,564
Chemours 144A 5.75% 11/15/28 #	350,000	356,781
Corp Nacional del Cobre de Chile 144A 3.15% 1/14/30 #	250,000	271,286
First Quantum Minerals
144A 7.25% 4/1/23 #	340,000	348,832
144A 7.50% 4/1/25 #	345,000	358,800
Freeport-McMoRan
4.55% 11/14/24	365,000	399,629
5.45% 3/15/43	400,000	500,744

Hudbay Minerals 144A 7.625% 1/15/25 #	245,000	254,647
Koppers 144A 6.00% 2/15/25 #	484,000	500,032
Minera Mexico 144A 4.50% 1/26/50 #	200,000	227,500
NOVA Chemicals 144A 5.00% 5/1/25 #	285,000	295,509
OCP 144A 4.50% 10/22/25 #	200,000	215,816
Olin
5.00% 2/1/30	380,000	396,080
5.125% 9/15/27	478,000	496,523

PowerTeam Services 144A 9.033% 12/4/25 #	640,000	704,400

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)

Standard Industries 144A 4.75% 1/15/28 #	325,000	$342,875
Steel Dynamics 5.00% 12/15/26	665,000	709,917
Tronox 144A 6.50% 4/15/26 #	695,000	722,786
Univar Solutions USA 144A 5.125% 12/1/27 #	305,000	322,351
Vale Overseas 3.75% 7/8/30	150,000	165,413
		7,810,645
Capital Goods — 3.56%
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	675,000	704,599
Ashtead Capital 144A 4.375% 8/15/27 #	375,000	395,666
Bombardier 144A 6.00% 10/15/22 #	560,000	533,862
Crown Americas 4.75% 2/1/26	334,000	347,923
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	699,000	708,758
Reynolds Group Issuer 144A 4.00% 10/15/27 #	690,000	702,558
TransDigm 144A 6.25% 3/15/26 #	288,000	305,641
Vertical US Newco 144A 5.25% 7/15/27 #	670,000	704,756
		4,403,763
Communications — 5.49%
Altice France 144A 7.375% 5/1/26 #	910,000	956,455
Altice France Holding 144A 6.00% 2/15/28 #	680,000	691,427
CenturyLink 144A 5.125% 12/15/26 #	640,000	666,429
Colombia Telecomunicaciones 144A 4.95% 7/17/30 #	200,000	222,250
Frontier Communications 144A 5.875% 10/15/27 #	325,000	342,266
Level 3 Financing 144A 4.25% 7/1/28 #	605,000	625,268
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	233,492
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Sprint 7.125% 6/15/24	728,000	$ 848,127
T-Mobile USA 6.50% 1/15/26	720,000	749,124
Zayo Group Holdings
144A 4.00% 3/1/27 #	770,000	767,070
144A 6.125% 3/1/28 #	660,000	699,085
		6,800,993
Consumer Cyclical — 4.19%
Boyd Gaming 6.375% 4/1/26	513,000	533,592
Caesars Entertainment 144A 6.25% 7/1/25 #	660,000	704,712
Carnival 144A 7.625% 3/1/26 #	110,000	116,976
GLP Capital / GLP Financing II 5.375% 4/15/26	122,000	138,153
H&E Equipment Services 144A 3.875% 12/15/28 #	200,000	200,000
Hilton Domestic Operating 144A 4.00% 5/1/31 #	605,000	637,519
Hilton Worldwide Finance 4.875% 4/1/27	435,000	454,255
L Brands 144A 6.875% 7/1/25 #	640,000	692,966
MGM Resorts International 4.75% 10/15/28	140,000	146,038
Scientific Games International 144A 8.25% 3/15/26 #	292,000	313,697
William Carter 144A 5.625% 3/15/27 #	355,000	374,747
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #	858,000	879,128
		5,191,783
Consumer Non-Cyclical — 3.79%
Aramark Services 144A 5.00% 2/1/28 #	530,000	557,295
JBS USA LUX
144A 5.75% 6/15/25 #	377,000	389,724
144A 6.50% 4/15/29 #	360,000	412,653
144A 6.75% 2/15/28 #	40,000	44,551

Kraft Heinz Foods 5.20% 7/15/45	625,000	737,845
Pilgrim's Pride 144A 5.875% 9/30/27 #	815,000	877,144

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Post Holdings
144A 5.00% 8/15/26 #	244,000	$ 253,573
144A 5.625% 1/15/28 #	400,000	426,250
144A 5.75% 3/1/27 #	345,000	363,975

Primo Water Holdings 144A 5.50% 4/1/25 #	603,000	624,105
		4,687,115
Electric — 0.88%
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	250,000	275,914
Israel Electric 144A 4.25% 8/14/28 #	250,000	288,750
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	528,696
		1,093,360
Energy — 6.59%
Cheniere Corpus Christi Holdings
5.125% 6/30/27	92,000	106,838
5.875% 3/31/25	222,000	254,579
7.00% 6/30/24	370,000	426,951
CNX Resources
144A 6.00% 1/15/29 #	350,000	354,375
144A 7.25% 3/14/27 #	165,000	174,697

Crestwood Midstream Partners 6.25% 4/1/23	495,000	498,170
DCP Midstream Operating 5.125% 5/15/29	495,000	525,225
Energy Transfer Operating 5.50% 6/1/27	260,000	299,222
EQM Midstream Partners 144A 6.50% 7/1/27 #	625,000	689,947
Genesis Energy 6.50% 10/1/25	80,000	74,150
KazMunayGas National 144A 5.375% 4/24/30 #	216,000	265,474
Murphy Oil 5.875% 12/1/27	488,000	442,401
Murphy Oil USA 5.625% 5/1/27	936,000	995,492
NuStar Logistics 5.625% 4/28/27	402,000	412,981
Occidental Petroleum 3.50% 8/15/29	790,000	692,514
Petrobras Global Finance 6.75% 6/3/50	100,000	118,087
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Precision Drilling 144A 7.125% 1/15/26 #	305,000	$202,386
Southwestern Energy 7.75% 10/1/27	465,000	491,447
Targa Resources Partners 5.375% 2/1/27	708,000	741,499
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	200,000	207,111
Transocean Proteus 144A 6.25% 12/1/24 #	189,150	176,855
		8,150,401
Financials — 1.76%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #, μ	400,000	385,000
Ally Financial
5.75% 11/20/25	702,000	820,663
8.00% 11/1/31	250,000	358,829

DAE Funding 144A 5.75% 11/15/23 #	201,000	207,281
DAE Sukuk Difc 144A 3.75% 2/15/26 #	400,000	403,200
		2,174,973
Healthcare — 5.06%
Bausch Health 144A 5.50% 11/1/25 #	675,000	695,993
Centene
3.375% 2/15/30	535,000	561,581
4.625% 12/15/29	360,000	395,170
144A 5.375% 8/15/26 #	880,000	931,700

Community Health Systems 144A 6.625% 2/15/25 #	305,000	311,039
Encompass Health 5.75% 9/15/25	361,000	373,635
HCA
5.375% 2/1/25	1,076,000	1,206,212
5.875% 2/15/26	166,000	191,315
7.58% 9/15/25	194,000	232,800

Hill-Rom Holdings 144A 5.00% 2/15/25 #	378,000	390,521
Ortho-Clinical Diagnostics 144A 7.25% 2/1/28 #	160,000	170,702
Tenet Healthcare
5.125% 5/1/25	415,000	419,648
144A 6.125% 10/1/28 #	380,000	385,938
		6,266,254

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance — 1.23%
HUB International 144A 7.00% 5/1/26 #	685,000	$ 715,657
USI 144A 6.875% 5/1/25 #	782,000	803,986
		1,519,643
Media — 5.70%
AMC Networks 4.75% 8/1/25	805,000	829,951
CCO Holdings
144A 4.50% 8/15/30 #	380,000	401,139
144A 4.50% 5/1/32 #	85,000	89,943
144A 5.125% 5/1/27 #	250,000	263,363
144A 5.375% 6/1/29 #	285,000	311,687
144A 5.875% 5/1/27 #	506,000	528,897

CSC Holdings 144A 3.375% 2/15/31 #	900,000	876,375
Gray Television 144A 4.75% 10/15/30 #	750,000	762,187
Lamar Media 5.75% 2/1/26	399,000	414,172
Netflix 5.875% 11/15/28	685,000	828,484
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	445,922
Sirius XM Radio 144A 5.00% 8/1/27 #	905,000	953,585
Terrier Media Buyer 144A 8.875% 12/15/27 #	325,000	351,609
		7,057,314
REIT Hotel — 0.27%
MGM Growth Properties Operating Partnership
144A 3.875% 2/15/29 #	110,000	111,306
5.75% 2/1/27	195,000	217,648
		328,954
REIT Self-Storage — 0.49%
Iron Mountain 144A 4.50% 2/15/31 #	590,000	602,585
		602,585
Services — 1.45%
Prime Security Services Borrower 144A 5.75% 4/15/26 #	495,000	537,694
Service Corp. International 4.625% 12/15/27	360,000	382,275
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Services (continued)
United Rentals North America 3.875% 2/15/31	840,000	$ 879,375
		1,799,344
Technology — 1.45%
BY Crown Parent 144A 7.375% #	70,000	71,547
CommScope Technologies 144A 5.00% 3/15/27 #	232,000	231,275
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	363,781
SS&C Technologies 144A 5.50% 9/30/27 #	1,055,000	1,130,053
		1,796,656
Transportation — 1.17%
Delta Air Lines
144A 7.00% 5/1/25 #	635,000	726,021
7.375% 1/15/26	196,000	220,570

Mileage Plus Holdings 144A 6.50% 6/20/27 #	330,000	358,463
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	200,000	146,500
		1,451,554
Utilities — 3.60%
AES
5.50% 4/15/25	345,000	356,238
6.00% 5/15/26	57,000	60,126
Calpine
144A 5.00% 2/1/31 #	335,000	353,509
144A 5.25% 6/1/26 #	320,000	332,016

Covanta Holding 5.875% 7/1/25	557,000	582,007
Enel 144A 8.75% 9/24/73 #, μ	200,000	234,440
GFL Environmental 144A 3.75% 8/1/25 #	130,000	132,844
Grupo Energia Bogota 144A 4.875% 5/15/30 #	200,000	234,650
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	200,000	204,288
NRG Energy 144A 3.625% 2/15/31 #	700,000	727,563
PG&E 5.25% 7/1/30	665,000	725,681

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)
Vistra Operations
144A 5.50% 9/1/26 #	105,000	$ 109,998
144A 5.625% 2/15/27 #	375,000	396,660
		4,450,020
Total Corporate Bonds (cost $67,674,210)		70,643,013

Sovereign Bonds — 2.88%Δ
Brazil — 0.17%
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/27	1,000,000	210,112
		210,112
Colombia — 0.17%
Oleoducto Central
144A 4.00% 7/14/27 #	200,000	216,150
		216,150
Czechia — 0.15%
Czech Republic Government Bond
0.45% 10/25/23	3,960,000	180,211
		180,211
Dominican Republic — 0.13%
Dominican Republic International Bond
144A 4.875% 9/23/32 #	150,000	160,875
		160,875
Honduras — 0.14%
Honduras Government International Bond
144A 5.625% 6/24/30 #	150,000	169,500
		169,500
Indonesia — 0.18%
Indonesia Government International Bond
144A 4.125% 1/15/25 #	200,000	223,999
		223,999
Israel — 0.18%
Israel Government International Bond
2.75% 7/3/30	200,000	221,295
		221,295
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Kenya — 0.17%
Kenya Government International Bond
144A 6.875% 6/24/24 #	200,000	$ 216,852
		216,852
Mongolia — 0.17%
Development Bank of Mongolia
144A 7.25% 10/23/23 #	200,000	213,462
		213,462
Panama — 0.06%
Panama Government International Bond
144A 3.75% 4/17/26 #	67,000	72,967
		72,967
Paraguay — 0.19%
Paraguay Government International Bond
144A 4.95% 4/28/31 #	200,000	238,002
		238,002
Peru — 0.31%
Peruvian Government International Bond
2.392% 1/23/26	200,000	210,900
144A 5.35% 8/12/40 #	606,000	171,906
		382,806
Philippines — 0.20%
Philippine Government International Bond
5.50% 3/30/26	200,000	249,139
		249,139
Poland — 0.07%
Republic of Poland Government Bond
4.00% 10/25/23	289,000	85,768
		85,768
Serbia — 0.11%
Serbia International Bond
144A 3.125% 5/15/27 #	100,000	133,510
		133,510
Ukraine — 0.20%
Ukraine Government International Bond
144A 7.75% 9/1/21 #	237,000	245,941
		245,941

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Uruguay — 0.10%
Uruguay Government International Bond
4.375% 1/23/31	100,000	$ 121,033
		121,033
Uzbekistan — 0.18%
Republic of Uzbekistan Bond
144A 5.375% 2/20/29 #	200,000	226,825
		226,825
Total Sovereign Bonds (cost $3,361,096)		3,568,447

Supranational Bank — 0.34%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	200,000	214,972
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #	200,000	209,880
Total Supranational Bank (cost $403,172)		424,852
	Number of shares
Common Stock — 57.96%~
Communication Services — 6.68%
AT&T	41,400	1,190,250
Century Communications =, †	125,000	0
Comcast Class A	15,300	768,672
KDDI	57,200	1,634,090
Orange	111,590	1,409,636
Publicis Groupe	44,860	2,038,244
Verizon Communications	20,300	1,226,323
		8,267,215
Consumer Discretionary — 6.26%
adidas AG †	4,650	1,482,647
Hennes & Mauritz Class B †	48,680	1,030,709
Next	8,960	782,638
Sodexo	15,750	1,303,093
Swatch Group	6,300	1,554,289
Target	5,500	987,415
Whirlpool	3,100	603,291
		7,744,082
Consumer Staples — 13.79%
Archer-Daniels-Midland	9,100	452,907
	Number of shares	Value (US $)
Common Stock~ (continued)
Consumer Staples (continued)
Asahi Group Holdings	28,900	$ 1,117,522
British American Tobacco ADR	12,940	456,911
Conagra Brands	21,300	778,728
Danone	37,510	2,409,901
Diageo	59,550	2,286,406
General Mills	6,700	407,494
Kao	9,000	673,104
Kerry Group Class A	2,370	331,896
Kirin Holdings	24,000	522,644
Koninklijke Ahold Delhaize	64,610	1,848,910
Lawson	16,400	743,027
Mondelez International Class A	7,500	430,875
Nestle	21,950	2,443,908
Procter & Gamble	3,000	416,610
Seven & i Holdings	55,000	1,745,354
		17,066,197
Energy — 1.17%
ConocoPhillips	11,200	443,072
TOTAL ADR	10,500	442,470
Williams	27,000	566,460
		1,452,002
Financials — 3.74%
Allstate	4,400	450,340
American International Group	23,600	907,184
Bank of New York Mellon	16,800	657,216
MetLife	13,600	627,912
Truist Financial	23,200	1,076,944
US Bancorp	21,000	907,410
		4,627,006
Healthcare — 10.94%
AbbVie	7,400	773,892
Amgen	1,800	399,672
AstraZeneca ADR	17,400	921,156
Bristol-Myers Squibb	6,800	424,320
Cardinal Health	13,600	742,424
CVS Health	7,300	494,867
Fresenius Medical Care AG & Co.	28,060	2,359,732
Johnson & Johnson	4,500	651,060
Merck & Co.	10,800	868,212
Novo Nordisk Class B	35,390	2,380,241
Pfizer	22,460	860,443
Roche Holding	7,930	2,609,592
Viatris †	2,786	46,860
		13,532,471

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
	Number of shares	Value (US $)
Common Stock~ (continued)
Industrials — 7.06%
Caterpillar	4,300	$ 746,437
G4S †	694,930	2,047,446
Lockheed Martin	2,500	912,500
Makita	17,100	884,483
Raytheon Technologies	12,800	918,016
Secom	6,700	667,112
Securitas Class B †	125,314	2,060,100
Stanley Black & Decker	2,700	497,637
		8,733,731
Information Technology — 3.48%
Broadcom	3,100	1,244,898
Cisco Systems	29,400	1,264,788
Intel	14,700	710,745
International Business Machines	5,200	642,304
SAP	3,620	440,361
		4,303,096
Materials — 2.83%
Air Liquide	16,460	2,702,663
DuPont de Nemours	12,600	799,344
		3,502,007
REIT Multifamily — 0.79%
Equity Residential	16,900	978,848
		978,848
Utilities — 1.22%
Edison International	14,400	883,584
Entergy	5,800	631,330
		1,514,914
Total Common Stock (cost $64,937,927)		71,721,569

Convertible Preferred Stock — 2.89%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	173	307,222
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	5,400	259,537
Assurant 6.50% exercise price $106.55, maturity date 3/15/21	3,038	373,370
Bank of America 7.25% exercise price $50.00 ψ	190	281,793
	Number of shares	Value (US $)

Convertible Preferred Stock (continued)
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	12,037	$ 612,443
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	8,982	426,286
Essential Utilities 6.00% exercise price $42.29, maturity date 4/30/22	6,650	391,086
Lyondellbasell Advanced Polymers 6.00% exercise price $52.32 ψ	596	615,370
QTS Realty Trust 6.50% exercise price $46.81 ψ	2,252	304,065
Total Convertible Preferred Stock (cost $3,238,367)		3,571,172

Preferred Stock — 0.55%
Bank of America 6.50% μ	470,000	531,100
GMAC Capital Trust I 6.007% (LIBOR03M + 5.785%) •	6,000	155,940
Total Preferred Stock (cost $635,600)		687,040

Exchange-Traded Funds — 0.43%
iShares MSCI EAFE ETF	1,300	91,195
Vanguard FTSE Developed Markets ETF	9,760	440,078
Total Exchange-Traded Funds (cost $491,012)		531,273

Limited Partnerships — 1.37%@
Merion Champion's Walk=, †, π	1,085,000	877,114
Merion Countryside=, †, π	780,938	822,015
Total Limited Partnerships (cost $888,201)		1,699,129

	Principal amount°	Value (US $)
Leveraged Non-Recourse Security — 0.00%
JPMorgan Fixed Income Auction Pass Through Trust Series 2007-B 144A 0.002% 1/15/87 #, =, ♦	500,000	$ 500
Total Leveraged Non-Recourse Security (cost $425,000)		500
	Number of shares
Short-Term Investments — 2.80%
Money Market Mutual Funds — 2.80%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	865,755	865,755
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	865,755	865,755
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	865,755	865,755
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	865,755	865,755
Total Short-Term Investments (cost $3,463,020)		3,463,020
Total Value of Securities—137.41% (cost $158,735,301)		$170,053,251
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2020, the aggregate value of Rule 144A securities was $49,154,135, which represents 39.72% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of origin.
~	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 7.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at November 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
@	Invests in multi-family real estate properties.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2020, the aggregate value of restricted securities was $1,699,129, which represented 1.37% of the Fund’s net assets. See Note 11 in “Notes to financial statements” and the following table, for additional details on restricted securities.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
Merion Champion's Walk	8/4/17	$800,802	$ 794,666
Merion Champion's Walk	2/13/18	20,771	20,612
Merion Champion's Walk	7/11/18	21,849	20,612
Merion Champion's Walk	10/22/18	22,212	20,612
Merion Champion's Walk	2/13/19	22,567	20,612
Merion Countryside	5/11/16	—	729,949
Merion Countryside	4/7/17	—	59,185
Merion Countryside	5/3/18	—	32,881
Total		$888,201	$1,699,129

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund
The following foreign currency exchange contracts and swap contracts were outstanding at November 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(460,543)	USD	550,773	12/2/20	$ 1,389	$ —
BNYM	EUR	364,762	USD	(437,058)	12/2/20	—	(1,931)
JPMCB	BRL	(975,304)	USD	176,000	8/27/21	—	(3,732)
JPMCB	EUR	(315,293)	USD	371,163	1/22/21	—	(5,555)
JPMCB	KZT	36,822,750	USD	(84,224)	1/15/21	1,127	—
Total Foreign Currency Exchange Contracts						$ 2,516	$ (11,218)
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB - Republic of Brazil 4.25% 1/7/25 Bb2 9/20/25 - Quarterly	187,000	1.000%	$ 5,219	$ 9,614	$ (4,395)
The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contract and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
1	See Note 8 in "Notes to Financial statements".
2	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
3	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
4	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(369).
Summary of abbreviations:
ADR – American Depositary Receipt
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CDS – Credit Default Swap
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.

Summary of abbreviations:
JPMCB – JPMorgan Chase Bank
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
Summary of currencies:
BRL – Brazilian Real
EUR – European Monetary Unit
KZT – Kazakhstan Tenge
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Enhanced Global Dividend and Income Fund
November 30, 2020
Assets:
Investments, at value*	$ 170,053,251
Cash	1,947
Foreign currencies, at valueΔ	108,819
Receivable for securities sold	1,132,690
Dividends and interest receivable	1,186,118
Foreign tax reclaims receivable	297,894
Unrealized appreciation on foreign currency exchange contracts	2,516
Upfront payments paid on credit default swap contracts	9,614
Total Assets	172,792,849
Liabilities:
Borrowing under line of credit	45,600,000
Payable for securities purchased	3,034,511
Other accrued expenses	132,629
Investment management fees payable to affiliates	130,868
Payable for fund shares redeemed	104,772
Interest expense payable on line of credit	16,085
Unrealized depreciation on foreign currency exchange contracts	11,218
Unrealized depreciation on credit default swap contracts	4,395
Reports and statements to shareholders expenses payable to affiliates	3,495
Trustees' fees and expenses payable to affiliates	854
Accounting and administration expenses payable to affiliates	794
Swap payments payable	369
Legal fees payable to affiliates	119
Total Liabilities	49,040,109
Total Net Assets	$ 123,752,740

Net Assets Consist of:
Paid-In Capital	$ 121,288,028
Total distributable earnings (loss)	2,464,712
Total Net Assets	$ 123,752,740
Net Asset Value

Common Shares:
Net assets	$ 123,752,740
Shares of beneficial interest outstanding	11,898,499
Net asset value per share	$ 10.40
*Investments, at cost	$ 158,735,301
ΔForeign currencies, at cost	107,259

Statement of operations
Delaware Enhanced Global Dividend and Income Fund
Year ended November 30, 2020
Investment Income:
Interest	$ 4,011,806
Dividends	2,647,097
Foreign tax withheld	(126,555)
6,532,348

Expenses:
Management fees	1,607,699
Interest expense	755,342
Reports and statements to shareholders expenses	134,873
Dividend disbursing and transfer agent fees and expenses	82,822
Legal fees	79,099
Accounting and administration expenses	68,902
Audit and tax fees	54,221
Custodian fees	17,891
Trustees’ fees and expenses	6,856
Registration fees	288
Other expenses	138,076
2,946,069
Less expenses paid indirectly	(246)
Total operating expenses	2,945,823
Net Investment Income	3,586,525
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,462,278)
Foreign currencies	(63,916)
Foreign currency exchange contracts	6,689
Futures contracts	(1,599)
Swap contracts	38,208
Net realized loss	(5,482,896)

Net change in unrealized appreciation (depreciation) of:
Investments	3,991,624
Foreign currencies	37,481
Foreign currency exchange contracts	(8,503)
Futures contracts	174
Swap contracts	(4,764)
Net change in unrealized appreciation (depreciation)	4,016,012
Net Realized and Unrealized Loss	(1,466,884)
Net Increase in Net Assets Resulting from Operations	$ 2,119,641
See accompanying notes, which are an integral part of the financial statements.
(continues)

Statements of changes in net assets
Delaware Enhanced Global Dividend and Income Fund
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 3,586,525	$ 4,764,056
Net realized loss	(5,482,896)	(1,889,883)
Net change in unrealized appreciation (depreciation)	4,016,012	12,398,557
Net increase in net assets resulting from operations	2,119,641	15,272,730

Dividends and Distributions to Shareholders from:
Distributable earnings	(3,922,447)	(4,956,080)
Return of capital	(5,887,155)	(8,586,247)
Total Distributions to Shareholders	(9,809,602)	(13,542,327)
Capital Share Transactions:
Cost of shares redeemed [1]	(1,010,719)	(7,107,880)
Decrease in net assets derived from capital share transactions	(1,010,719)	(7,107,880)
Net Decrease in Net Assets	(8,700,680)	(5,377,477)

Net Assets:
Beginning of year	132,453,420	137,830,897
End of year	$123,752,740	$132,453,420
1	See Note 6 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Delaware Enhanced Global Dividend and Income Fund
Year ended November 30, 2020
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 2,119,641
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(232,454)
Proceeds from disposition of investment securities	112,338,546
Purchase of investment securities	(98,114,722)
Proceeds (purchase) from disposition of short-term investment securities, net	5,060,965
Net realized (gain) loss on investments	5,462,278
Net change in unrealized (appreciation) depreciation of investments	(3,991,624)
Net change in unrealized appreciation (depreciation) of swap contracts	4,764
Net change in unrealized (appreciation) depreciation of foreign currencies	(37,481)
Net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	8,503
Return of capital distributions on investments	345,368
(Increase) decrease in receivable for securities sold	3,453,025
(Increase) decrease in dividends and interest receivable	327,551
(Increase) decrease in foreign dividend reclaim receivable	92,328
(Increase) decrease in upfront payments payable on credit default swap contracts	(9,614)
Increase (decrease) in payable for securities purchased	(1,466,646)
Increase (decrease) in variation margin payable on futures contracts	(125)
Increase (decrease) in other affiliates payable	(3,701)
Increase (decrease) in Trustees' fees and expenses payable	852
Increase (decrease) in accounting and administration expenses payable to affiliates	(64)
Increase (decrease) in investment management fees payable to affiliates	(20,178)
Increase (decrease) in reports and statements to shareholders payable to affiliates	1,203
Increase (decrease) in legal fees payable to affiliates	43
Increase (decrease) in other accrued expenses payable	3,789
Increase (decrease) in interest expense payable	(14,455)
Total adjustments	23,208,151
Net cash provided by operating activities	25,327,792

Cash provided by (used for) financing activities:
Cash received from borrowing under line of credit	37,500
Decrease in borrowing under line of credit	(15,037,500)
Cost of shares redeemed	(905,947)
Cash dividends and distributions paid to shareholders	(9,809,602)
Net cash used for financing activities	(25,715,549)

Effect of exchange rates on cash	37,481
Net increase (decrease) in cash	(350,276)
Cash at beginning of year	461,042
Cash at end of year	$ 110,766

Cash paid for interest expense on leverage	$ 769,797
The following table provides a reconciliation of cash and foreign currencies reported within the "Statement of assets and liabilities" that sum to the total of the same amounts shown above at November 30, 2020:
Cash	$ 1,947
Foreign currencies, at value	108,819
Total cash and foreign currencies at end of year	$ 110,766
See accompanying notes, which are an integral part of the financial statements.
(continues)

Financial highlights
Delaware Enhanced Global Dividend and Income Fund
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$ 11.03	$ 10.88	$ 13.08	$ 11.43	$ 11.49
Income (loss) from investment operations
Net investment income[1]	0.30	0.38	0.50	0.44	0.42
Net realized and unrealized gain (loss)	(0.11)	0.87	(1.61)	1.84	0.36
Total from investment operations	0.19	1.25	(1.11)	2.28	0.78
Less dividends and distributions from:
Net investment income	(0.33)	(0.40)	(0.38)	(0.51)	(0.41)
Net realized gain	—	—	(0.56)	—	—
Return of capital	(0.49)	(0.70)	(0.15)	(0.12)	(0.43)
Total dividends and distributions	(0.82)	(1.10)	(1.09)	(0.63)	(0.84)
Net asset value, end of period	$ 10.40	$ 11.03	$ 10.88	$ 13.08	$ 11.43
Market value, end of period	$ 9.60	$ 10.12	$ 9.60	$ 11.98	$ 9.65
Total return based on:[2]
Net asset value	3.35%	13.53% [3]	(8.38%)	21.03%	8.65%
Market value	3.97%	18.05% [3]	(11.74%)	31.30%	8.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,753	$132,453	$ 137,831	$207,106	$181,220
Ratio of expenses to average net assets[4,5,6,7]	2.47%	3.52%	3.02%	2.38%	2.30%
Ratio of net investment income to average net assets[8]	3.00%	3.53%	4.06%	3.50%	3.79%
Portfolio turnover	62%	135% [9]	34%	40%	54%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$ 45,600	$ 60,600	$ 65,600	$ 82,000	$ 82,000
Asset coverage per $1,000 of debt outstanding at end of period	$ 3,714	$ 3,186	$ 3,101	$ 3,526	$ 3,210
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower. See Note 13 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.29%, 1.43%, 1.31%, 1.12%, and 1.19%, respectively.
[6]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.45%, 1.00%, 0.81%, 0.56%, and 0.41%, respectively.
[7]	The ratio of interest expense to average net assets for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.63%, 1.45%, 1.15%, 0.80%, and 0.59%, respectively.
[8]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 2.12%, 2.43%, 2.85%, 2.47%, and 2.63%, respectively.
[9]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
November 30, 2020
Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap contracts (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2020 and for all open tax years (years ended November 30, 2017–November 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2020, the Fund did not incur any interest or tax penalties.
Distributions  —  The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
1. Significant Accounting Policies (continued)
investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.
Underlying Funds —  The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the Investment Company Act of 1940. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Cash and Cash Equivalents —  Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expense paid indirectly.” For the year ended November 30, 2020, the Fund earned $246 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.
DMC's affiliate, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), acts as sub-advisor to the Manager and provides asset allocation services to the Fund. MIMAK has primary day-to-day responsibility for managing the Fund and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. MIMAK may also allocate assets to the Manager.
DMC, and as applicable, MIMAK, may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, MIMAK, and MIMGL (together, the “Affiliated Fixed Income Sub-Advisors”). The Manager may also permit these Affiliated Fixed Income Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Fixed Income Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Equity Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Equity Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Fixed Income Sub-Advisor and Affiliated Equity Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, the Fund was charged $9,779 for these services.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended November 30, 2020, the Fund was charged $42,088 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.
Cross trades for the year ended November 30, 2020 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended November 30, 2020, the Fund engaged in Rule 17a-7 securities purchases of $1,068,498. As of November 30, 2020, the Fund did not engage in any Rule 17a-7 securities sales.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
3. Investments
For the year ended November 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$ 96,224,427
Purchases of US government securities	1,890,295
Sales other than US government securities	108,273,455
Sales of US government securities	4,065,091
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$159,385,466
Aggregate unrealized appreciation of investments	$ 15,903,254
Aggregate unrealized depreciation of investments	(5,248,566)
Net unrealized appreciation of investments and derivatives	$ 10,654,688
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2020:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$71,721,569	$ —	$ —	$ 71,721,569
Convertible Bonds	—	13,743,236	—	13,743,236
Convertible Preferred Stock[1]	2,389,043	1,182,129	—	3,571,172
Corporate Bonds	—	70,643,013	—	70,643,013
Exchange-Traded Funds	531,273	—	—	531,273
Leveraged Non-Recourse Security	—	—	500	500
Limited Partnerships	—	—	1,699,129	1,699,129
Preferred Stock[1]	155,940	531,100	—	687,040
Sovereign Bonds	—	3,568,447	—	3,568,447
Supranational Bank	—	424,852	—	424,852
Short-Term Investments	3,463,020	—	—	3,463,020
Total Value of Securities	$78,260,845	$90,092,777	$1,699,629	$170,053,251

Derivatives [2]
Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,516	$ —	$ 2,516
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (11,218)	$ —	$ (11,218)
Swap Contracts	—	(4,395)	—	(4,395)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Preferred Stock	22.70%	77.30%	—	100.00%
Convertible Preferred Stock	66.90%	33.10%	—	100.00%
2Foreign currency exchange contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.
The security that has been valued at zero on the "Schedule of investments" is considered to be a Level 3 investment in this table.
During the year ended November 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
3. Investments  (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:
	Limited Partnerships	Leveraged Non-Recourse Security	Total
Beginning Balance as of 11/30/19	$1,544,186	$500	$1,544,686
Return of capital	(86,265)	—	(86,265)
Net change in unrealized appreciation (depreciation)	241,208	—	241,208
Ending Balance as of 11/30/20	$1,699,129	$500	$1,699,629
Net change in unrealized appreciation (depreciation) from investments still held at 12/31/20	$ 241,208	—	$ $241,208
When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.
Quantitative information about Level 3 fair value measurements for the Fund are as follows:
Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$1,699,129	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Leveraged Non-Recourse Security	500	Valued by 3rd party	Unadjusted price provided by 3rd party
Total	$1,699,629
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 were as follows:
	Year ended
	11/30/20	11/30/19
Ordinary income	$3,922,447	$ 4,956,080
Return of capital	5,887,155	8,586,247
Total	$9,809,602	$13,542,327

5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$121,288,028
Capital loss carryforwards	(8,189,976)
Unrealized appreciation of investments, foreign currencies, and derivatives	10,654,688
Net assets	$123,752,740
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax treatment of partnerships, market discount and premium on debt instruments, trust preferred securities, mark-to-market on foreign currency exchange contracts, deemed dividend income, tax deferral of losses on straddles, and mark-to-market on swap contracts.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership non-deductible expenses and deemed dividend income. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Fund recorded the following reclassifications:

Paid-in capital	$ 121,978
Total distributable earnings (loss)	(121,978)
At November 30, 2020, capital loss carryforwards available to offset future realized capital gains are as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 3,406,894	$ 4,783,082	$ 8,189,976
6. Capital Stock
Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the years ended November 30, 2020 and 2019, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.
The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on August 1, 2016 and has no stated expiration date. For the year ended November 30, 2020, the Fund repurchased 108,837 common shares valued at $1,010,719. The weighted average discount per share at the repurchase date was 8.60% for the year ended November 30, 2020. For the year ended November 30, 2019, the Fund repurchased 23,937 common shares valued at $225,781. The weighted average discount per share at the repurchase date was 13.75% for the year ended November 30, 2019.
On May 30, 2019, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 28, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 31, 2019 and expired on June 27, 2019. In connection with the tender offer, the Fund purchased 631,965 shares at a total cost of $6,882,099. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 18.96%) in accordance with the terms of the tender offer.
7. Line of Credit
For the year ended November 30, 2020, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 12, 2020. Effective June 12, 2020, the Fund

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
7. Line of Credit (continued)
entered into Amendment No. 5 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 11, 2021. Among other things, the Amendment reduced the maximum available amount for borrowing to $70,000,000 and the applicable borrowing margin to 0.90%. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.
At November 30, 2020, the par value of loans outstanding was $45,600,000, at a variable interest rate of 1.05%. The carrying value of the loan approximates fair value. During the year ended November 30, 2020, the average daily balance of loans outstanding was $49,825,410, at a weighted average interest rate of approximately 1.49%.
Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 5 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between The Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended November 30, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date, to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies, and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at November 30, 2020.
During the year ended November 30, 2020, the Fund entered into futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended November 30, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended November 30, 2020, the Fund did not enter into any CDS contracts as a seller of protection.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended November 30, 2020, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
8. Derivatives  (continued)
Fair values of derivative instruments as of November 30, 2020 were as follows:
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$2,516	$—	$2,516
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(11,218)	$ —	$(11,218)
Unrealized depreciation on credit default swap contracts	—	(4,395)	(4,395)
Total	(11,218)	(4,395)	(15,613)
The effect of derivative instruments on the “Statement of operations” for the year ended November 30, 2020 was as follows:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$6,689	$ —	$ —	$ 6,689
Interest rate contracts	—	(1,599)	—	(1,599)
Credit contracts	—	—	38,208	38,208
Total	$6,689	$(1,599)	$38,208	$43,298
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(8,503)	$ —	$ —	$ (8,503)
Interest rate contracts	—	174	—	174
Credit contracts	—	—	(4,764)	(4,764)
Total	$(8,503)	$174	$(4,764)	$(13,093)
The table below summarizes the average balance of derivative holdings by the Fund during the six months ended November 30, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$ 99,529	$294,090
Futures contracts (average notional value)	11,734	4,261
CDS contracts (average notional value)*	370,901	—
*Long represents buying protection and short represents selling protection.

9. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At November 30, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$1,389	$ (1,931)	$ (542)
JPMorgan Chase Bank, National Association	1,127	(13,682)	(12,555)
Total	$2,516	$(15,613)	$(13,097)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New Mellon	$ (542)	$—	$—	$—	$—	$ (542)
JPMorgan Chase Bank, National Association	(12,555)	—	—	—	—	(12,555)
Total	$(13,097)	$—	$—	$—	$—	$(13,097)
(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
10. Securities Lending (continued)
Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended November 30, 2020, the Fund had no securities out on loan.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates ("IBORs"), such as the euro overnight index average (EONIA), which are also the subject of recent reform.
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund
11. Credit and Market Risk (continued)
result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. As of November 30, 2020, the unfunded commitment for the limited partnership totaled $117,661.
The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. General Motors Term Loan Litigation
The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.
The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.
The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.
14. Recent Accounting Pronouncements
In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund's net assets at the end of the year is not material.
In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
15. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2020, the related statements of operations and of cash flows for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Proxy results
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 18, 2020. At the Annual Meeting, the Fund’s shareholders elected 11 Directors. The results of the voting at the meeting were as follows:
Nominee	Shares voted for	Shares withheld	No ballot received
Shawn K. Lytle	7,778,719	471,617	3,757,000
Jerome D. Abernathy	7,754,018	496,318	3,757,000
Thomas L. Bennett	7,790,730	459,606	3,757,000
Ann D. Borowiec	7,787,136	463,200	3,757,000
Joseph W. Chow	7,790,137	460,199	3,757,000
John A. Fry	7,746,803	503,533	3,757,000
Lucinda S. Landreth	7,780,808	469,528	3,757,000
Frances A. Sevilla-Sacasa	7,771,962	478,374	3,757,000
Thomas K. Whitford	7,761,946	488,390	3,757,000
Christianna Wood	7,751,732	498,604	3,757,000
Janet L. Yeomans	7,787,445	462,891	3,757,000
At the Annual Meeting, shareholders also voted to approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited.
The results of the voting on the shareholder proposal were as follows:
Vote on shareholder proposal
For	Against	Abstain
5,761,336	238,184	332,144
Fund management
During the period, there were changes to the Fund’s portfolio management team. On May 19, 2020, the Fund announced that Allan Saustrup Jensen (global equity) would be appointed a co-manager of the Fund effective May 19, 2020.
On June 11, 2020, the Fund announced that the Fund’s portfolio management team effective June 11, 2020 would consist of Wayne A. Anglace, Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Craig C. Dembek, Roger A. Early, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Paul A. Matlack, John P. McCarthy, and Klaus Petersen.
On August 26, 2020, the Fund announced that Michael Wildstein (fixed income) would be appointed a co-manager of the Fund effective September 30, 2020. As of that date, the portfolio management team responsible for making the day-to-day investment decisions for the Fund included Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, John P. McCarthy, Klaus Petersen, and Michael Wildstein.
Following the Annual Meeting of the Fund’s shareholders held on September 18, 2020, Stefan Löwenthal and Jürgen Wurzer were appointed as co-managers (global multi asset allocation).
On January 22, 2021, the Fund announced that Benjamin Leung and Scot Thompson would be appointed co-managers (real estate and other equity securities) of the Fund effective January 22, 2021.
The portfolio management team responsible for making the day-to-day investment decisions for the Fund includes Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Klaus Petersen, Scot Thompson, Michael G. Wildstein, and Jürgen Wurzer. Listed below are the biographies for each member of the portfolio management team.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Fund management (continued)
Åsa Annerstedt
Vice President, Portfolio Manager
Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.
Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.
Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.
Mr. Brown has been a co-portfolio manager of the Fund since July 2016.
Liu-Er Chen, CFA
Managing Director, Chief Investment Officer — Emerging Markets and Healthcare
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.
Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Chris Gowlland, CFA
Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.
Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.
Jens Hansen
Managing Director, Chief Investment Officer — Global Equity Team
Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.
Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.
Allan Saustrup Jensen, CFA, CAIA®
Vice President, Portfolio Manager
Allan Saustrup Jensen joined Macquarie Investment Management (MIM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MIM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.
Mr. Jensen has been a co-portfolio manager of the Fund since May 2020.
Claus Juul
Vice President, Portfolio Manager
Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.
Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Fund management (continued)
Nikhil G. Lalvani, CFA
Senior Vice President, Senior Portfolio Manager, Team Leader
Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.
Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.
Benjamin Leung, CFA
Managing Director, Co-Head of Systematic Investments, Head of Research
Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie's Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.
Mr. Leung has been a co-portfolio manager of the Fund since January 2021.
Stefan Löwenthal, CFA
Senior Vice President, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).
Mr. Löwenthal has been a co-portfolio manager of the Fund since September 2020.
John P. McCarthy, CFA
Managing Director, Senior Portfolio Manager
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.
Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Klaus Petersen, CFA
Managing Director, Senior Portfolio Manager
Klaus Petersen is a senior portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).
Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.
Scot Thompson
Managing Director, Co-Head of Systematic Investments, Portfolio Manager
Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm's Australian and global equities product range. Before that, he was a member of the firm's private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.
Mr. Thompson has been a co-portfolio manager of the Fund since January 2021.
Michael G. Wildstein, CFA
Senior Managing Director, Head of US Credit and Insurance
Michael G. Wildstein is head of US credit and insurance for Macquarie Investment Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Investment Management in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.
Mr. Wildstein has been a co-portfolio manager of the Fund since September 2020.
Jürgen Wurzer, CFA
Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.
Mr. Wurzer has been a co-portfolio manager of the Fund since September 2020.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Dividend reinvestment plan
The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:
Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
Section 19(a) notices
The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.
The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Total Cumulative Distributions for the year ended November 30, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return Of Capital	Total Per Common Share
$0.3004	$—	$—	$0.5169	$0.8173
Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
36.80%	0.00%	0.00%	63.20%	100.00%
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Section 19(a) notices (continued)
necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.
Presented below are return figures, based on the change in the Fund’s net asset value per share (“NAV”), compared to the annualized distribution rate as a percentage of the NAV as of November 30, 2020.
Fund Performance and Distribution Information
Fiscal Year (12/1/19 through 11/30/20)
Annualized Distribution Rate as a Percentage of NAV^	6.25%
Cumulative Distribution Rate on NAV^^	0.52%
Cumulative Total Return on NAV* for fiscal year ended 11/30/20	3.35%
Average Annual Total Return on NAV for the 5-Year Period Ending 11/30/20**	7.17%
^ Based on the Fund’s NAV as of November 30, 2020.
^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2020 based on the Fund’s NAV as of November 30, 2020.
*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2019 through November 30, 2020.
**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.
While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Tax information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, the Fund reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)*	39.99%
(B) Return of Capital Distributions (Tax Basis)	60.01%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	26.94%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
* For the fiscal year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentages of dividends paid by the Fund from ordinary income reported as qualified income is 54.91%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Fund strategies and risks
What are the Fund’s principal investment strategies?
The Fund seeks to achieve its objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The Fund may invest in a variety of dividend-paying or income-generating securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (REITs) and real estate operating companies (REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). The Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.
The Fund may not invest more than 25% of the Fund's net assets in any one industry nor, with regard to 75% of the Fund's total assets, will more than 5% be invested in the securities of any one issuer. In addition, the Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.
The Manager will determine the proportion of the Fund's assets to be allocated among the various assets classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.
US equities — The Fund invests primarily in securities of large-capitalization companies that the Manager believes generate income and/or have long-term capital appreciation potential. The Manager follows a value, quality and income-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as: a security price that reflects a market valuation that is

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
What are the Fund’s principal investment strategies? (continued)
judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the issuer; and various qualitative factors.
Securities issued by real estate companies — The Fund may invest in REITs and REIT-equivalents located in any country (including the United States and developed, developing, emerging market countries). The Fund may invest in REOCs located in any country (including the United States and emerging market countries). The Fund may invest in securities that represent a variety of different sectors in the real estate industry. Under certain market conditions, the Fund may shift more of its investments to US real estate companies. The Fund may invest in securities issued in any currency and may hold foreign currency.
International equities — The Manager's investment strategy in international equities seeks long-term growth without undue risk to principal. The Fund invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American, European and Global Depository Receipts ("ADR," "GDRs," and "EDRs," respectively)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities.
Emerging market equities — The Manager's emerging markets strategy seeks long-term capital appreciation and the Fund may invest in a broad range of emerging market equity securities, including common or ordinary stocks. The Manager's primary emphasis will be on the stocks of companies considered to be from an emerging market country. Under normal circumstances, the Fund intends to, although it is not required to, invest a significant portion of its assets in securities of issuers located in any foreign country (in addition to the United States), including emerging markets.
Convertible securities — The Fund may invest without limit in convertible securities, which are another category of income generating equity securities. These securities may be of any credit quality, including those rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade. The Fund principally invests in convertible securities that offer favorable upside participation and downside protection relative to the underlying equity security that it is linked to. The Manager primarily utilizes convertible securities to invest in sectors or industries of the market which the Manager believes represent attractive investment opportunities but do not offer attractive yields or diversification through traditional equity or debt securities. The convertible structure enables the Manager to gain this exposure while still realizing income returns and minimizing volatility.
US investment grade fixed income — In managing the Fund's assets allocated to the investment-grade sector, the Fund will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government. The investment-grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies, or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories by an NRSRO, such as those rated AAA, AA, A, and BBB by the Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A, and Baa by Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities that the Manager determines are of comparable quality.
US high yield fixed income — The Fund will invest its assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities ("PIKs"). The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO. Unrated bonds may be more speculative in nature than rated bonds.

International developed markets fixed income — The international developed markets fixed income sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.
Emerging markets fixed income — The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. Fixed income securities in the emerging markets fixed income sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.
Other strategies
The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap (CDS) contracts and the use of other derivatives instruments and reverse repurchase agreements.
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivatives transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps, and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. The Fund may also use swaps, financial futures contracts, options on financial futures, or options based on either an index of long-term securities or on equity securities whose prices, in the opinion of the Manager, correlate with the prices of the Fund's investments.
The Fund may also invest in collateralized mortgage obligations and real estate mortgage investment conduits; bank loans (rated below investment grade); Brady Bonds; other investment companies, including open-end, closed-end, or unregistered investment companies; master limited partnerships; repurchase agreements; privately-placed debt and other securities whose resale is restricted under applicable securities laws, restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act; short-term investments (including time deposits, certificates of deposit and bankers’ acceptances issued by a US commercial bank; commercial paper and short-term corporate obligations with the highest quality rating by a NRSRO or, if not so rated, of comparable quality as determined by the Manager; US government securities; and repurchase agreements collateralized by securities); options on foreign currencies; forward foreign currency contracts; relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average; securities on a when-issued or delayed-delivery basis.
The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.
The Fund may invest up to 10% of the value of its net assets in illiquid securities.
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Other strategies (continued)
The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes. In addition, the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other securities transactions. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. For additional information regarding Securities Lending, see Note 10 in “Notes to financial statements.”
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor to the Fund’s investment manager and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.
What are the principal risks of investing in the Fund?
Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 11 in “Notes to financial statements.”
Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.
Issuer risk — The risk that the value of an issuer's securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes.  A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.
High yield risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.
Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares.
Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.
Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.
Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
What are the principal risks of investing in the Fund? (continued)
activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.
Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.
Lower rated convertible securities and preferred stock risk — The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.
Securities lending risk — The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral. For additional discussion on Securities lending risk, see Note 10 in “Notes to financial statements.”
IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Directors in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended
December 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and eight leveraged closed–end global funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held August 11-13, 2020 (continued)
The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Directors discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.
Management profitability. Directors were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Fund and in relation to the respective Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–
December 2019)
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–
Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None [3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None [3]
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization
This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.
Board of directors/trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds® by Macquarie
Philadelphia, PA
Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA
Jerome D. Abernathy+
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ
Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA
John A. Fry+
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
New York, NY
Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford+
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
+Audit Committee member
Christianna Wood+
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA
Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354
Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor
Website
delawarefunds.com/closed-end
Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.
If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
•     Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
•     Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
•     Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
•     Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
i        This page is not part of the annual report.

Delaware Funds® by Macquarie privacy practices notice
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Funds® by Macquarie
Delaware Investments Fund Services Company
Delaware Management Company
Revised February 2020
This page is not part of the annual report.        ii

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959
(Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1467473)
iii  This page is not part of the annual report.
AR-DEX-121

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,070 for the fiscal year ended November 30, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,830 for the fiscal year ended November 30, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,371 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,371 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s services. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote reincorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2020. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2020.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Åsa Annerstedt
Registered Investment	6	$1.2 billion	0	$0
Companies
Other Pooled Investment	6	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$3.1 billion	0	$0
Adam H. Brown
Registered Investment	11	$1.4 billion	0	$0
Companies
Other Pooled Investment	3	$444.3 million	0	$0
Vehicles
Other Accounts	4	$1.0 billion	0	$0
Liu-Er Chen
Registered Investment	6	$8.0 billion	0	$0
Companies
Other Pooled Investment	2	$506.8 million	0	$0
Vehicles
Other Accounts	3	$1.2 billion	0	$0
Chris Gowlland
Registered Investment	7	$1.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Jens Hansen
Registered Investment	6	$1.2 billion	0	$0
Companies
Other Pooled Investment	6	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$3.1 billion	0	$0

Allan Saustrup Jensen
Registered Investment	6	$1.2 billion	0	$0
Companies
Other Pooled Investment	6	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$3.1 billion	0	$0
Claus Juul
Registered Investment	6	$1.2 billion	0	$0
Companies
Other Pooled Investment	6	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$3.1 billion	0	$0
Nikhil G. Lalvani
Registered Investment	12	$15.2 billion	0	$0
Companies
Other Pooled Investment	4	$582.5 million	0	$0
Vehicles
Other Accounts	30	$6.1 billion	1	$778.9 million
John P. McCarthy
Registered Investment	11	$1.4 billion	0	$0
Companies
Other Pooled Investment	2	$444.3 million	0	$0
Vehicles
Other Accounts	4	$1.0 billion	0	$0
Klaus Petersen
Registered Investment	6	$1.2 billion	0	$0
Companies
Other Pooled Investment	6	$1.4 billion	0	$0
Vehicles
Other Accounts	11	$3.1 billion	0	$0
Stefan Löwenthal
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	44	$1.9 billion	0	$0
Vehicles
Other Accounts	17	$1.7 billion	0	$0
Juergen Wurzer
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	44	$1.9 billion	0	$0
Vehicles
Other Accounts	17	$1.7 billion	0	$0
Michael Wildstein
Registered Investment	6	$2.3 billion	0	$0
Companies
Other Pooled Investment	9	$1.2 billion	0	$0
Vehicles
Other Accounts	17	$12.2 billion	0	$0
Benjamin Leung*
Registered Investment Companies	1	$377.3 million	0	$0
Other Pooled Investment	33	$7.0 billion	11	$4.4 billion
Vehicles
Other Accounts	9	$10.3 billion	2	$339.2 million
Scot Thompson*
Registered Investment Companies	1	$377.3 million	0	$0
Other Pooled Investment	33	$7.0 billion	11	$4.4 billion
Vehicles
Other Accounts	9	$10.3 billion	2	$339.2 million

* Benjamin Leung and Scot Thompson became portfolio managers in January 2021.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Lalvani only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gowlland only) The portfolio manager is eligible to receive an annual cash bonus. Due to the broad nature of their roles in addition to their management responsibilities for certain Series, the amounts of their bonuses are not tied to a bonus pool or specific quantitative performance measurement. While the performance of the Series is a factor in determining bonuses, their bonuses are also based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Hansen, Petersen, Jensen and Juul and Ms. Annerstedt only) Fixed remuneration is determined by the individual’s skills, contribution to MGL’s success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Equity team is a separate profit center within MGL and they receive a portion of the profits generated by the Global Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

●	Profitability of the funds managed. As revenue is generated from both the management fees and performance fees of the funds managed by the team, profitability is a function of both the assets under management and the excess performance of the funds relative to their respective benchmarks over the relevant performance period;

●	Performance of equity funds excess to benchmark and relative to peers over 1, 3, and 5 years;

●	Research quality and efficiency;

●	Product development initiative; and

●	Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL’s goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL’s overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees’ interests with those of the wider business.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Löwenthal and Wurzer only) MIMAK believes that client satisfaction will ultimately be driven by its ability to deliver strong performance and an excellent level of service. Consistent with this, MIMAK’s investment team performance assessment structure and remuneration processes are designed to align the interests of its staff with those of its clients. MIMAK’s remuneration structure is tailored to individual roles so that MIMAK attracts and retains high quality people who are appropriately incentivized to deliver optimal outcomes to clients. Total remuneration at MIMAK is broadly divided into two components: (i) fixed remuneration, which is determined by the individual's skill set and level of expertise, business contribution, and consideration of market data obtained through industry specific salary surveys; and (ii) performance based remuneration, which is profit share that is discretionary in nature and truly variable.

The following principles underpin MIMAK’s remuneration framework: (i) competitiveness: remuneration is structured to be competitive with that of its international peers, enabling MIMAK to attract and retain high caliber investment professionals; (ii) retention mechanisms: performance-based remuneration incorporates both short- and long-term incentives to encourage a long-term perspective and stability of investment teams. MIMAK has a profit share retention policy in place whereby a proportion of profit share retention is invested in underlying assets or funds that the individual is responsible for. Many staff also choose to invest in MIMAK’s managed funds; (iii) consistency: MIMAK has maintained a consistent framework over time to ensure the staff members are confident that their efforts will be rewarded over the long-term; and (iv) performance emphasis: discretionary profit share is awarded annually based on each individual staff member's performance across a number of key metrics.

For investment team members, these key metrics include:

●	Portfolio performance: fund returns against client investment objectives, benchmarks and risk profile. For MIMAK, consistent performance is rated more highly than one-off performance;

●	Teamwork: input into investment decision making processes, generation of investment ideas and insights contribution to client service initiatives and contribution to investment capability development; and

●	Business building.

(Messrs. Leung and Thompson only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Brown, McCarthy and Wildstein only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2020, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (6/1/2020 - 6/30/2020)	0	-	0	12,007,335.6820
Month #2 (7/1/2020 - 7/31/2020)	0	-	0	12,007,335.6820
Month #3 (8/1/2020 - 8/31/2020)	0	-	0	12,007,335.6820
Month #4 (9/1/2020 - 9/30/2020)	0	-	0	12,007,335.6820
Month #5 (10/1/2020 - 10/31/2020)	26,293	$8.87	0	11,981,042.6820
Month #6 (11/1/2020 - 11/30/2020)	82,544	$9.35	0	11,898,498.6820
Total	108,837	$9.11	0	11,898,498.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2021